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                                                                    Exhibit 10.1

                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT




                                                                  July 31, 1999


Geneva Steel Company
10 South Geneva Road
Vineyard, Utah 84058


Ladies and Gentlemen:

         Geneva Steel Company, Debtor and Debtor-in-Possession (together with its successors and assigns, "Borrower") has entered into financing arrangements with Congress Financial Corporation, a Delaware corporation (together with its successors and assigns, "Lender") pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated February 19, 1999, between Borrower and Lender (as the same is amended hereby and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

         Borrower has requested that (i) Lender agree to amend the Loan Agreement so as to permit Borrower to create an additional encumbrance and to incur additional indebtedness under the Loan Agreement in connection with entering into insurance premium financing arrangements and (ii) Lender consent to the sale by Borrower to Mitsubishi International Corporation ("Purchaser") of certain equipment as set forth in Schedule A annexed hereto (the "Pipe Mill Equipment") pursuant to the Agreement for Purchase and Sale of Large Diameter Pipe Mill, dated as of June 21, 1999, between Borrower and Purchaser (the "Purchase Agreement"). Lender is willing to agree to such amendment and consent, subject to the terms and conditions contained herein. By this Amendment, Borrower and Lender intend to evidence such amendment and consent.

         In consideration of the foregoing, and the agreements and covenants contained herein, the parties hereto agree as follows:


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        1. Definitions. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

        2. Amendments.

        2.1. Encumbrances. Section 9.8 of the Loan Agreement is hereby amended by adding a new Section 9.8(k) thereto as follows:

                "(k) liens and security interests of AFCO Credit Corporation ("AFCO") on the unearned or returned premiums with respect to certain of the insurance policies maintained by Borrower payable as a result of the cancellation of such policies, provided, that, (i) Lender shall have received a list and description, in form and substance satisfactory to Lender, of the insurance policies, the unearned premiums for which are subject to such liens and security interests and (ii) Lender shall have received evidence, in form and substance satisfactory to Lender, that AFCO does not have any security interest or other interest or claim in or to any assets of Borrower other than claims to unearned or returned premiums payable as a result of the cancellation of such policies."

        2.2. Indebtedness. Section 9.9 of the Loan Agreement is hereby amended by adding a new Section 9.9(h) thereto as follows:

                "(h) Indebtedness of Borrower to AFCO in respect of unearned premiums payable on certain insurance policies maintained by Borrower pursuant to the terms of the Premium Finance Agreement, Disclosure Statement and Security Agreement between Borrower and AFCO, provided, that, (i) in no event shall the total amount of such Indebtedness outstanding at any time exceed $3,000,000, (ii) Lender shall have received true, correct and complete copies of all agreements, documents and instruments evidencing or otherwise related to such Indebtedness, as duly authorized, executed and delivered by the parties thereto, (iii) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of the agreements with respect to such Indebtedness; except, that, Borrower may, after prior written notice to Lender, amend, modify, alter or change the terms thereof so as to extend the maturity thereof to defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness (other than pursuant to payments thereof), or to reduce the interest rate or any fees in connection therewith, or (B) redeem, retire, defease, purchase or otherwise deposit or invest any sums for such purpose and (iv) Borrower shall furnish to Lender all notices or demands in connection with such Indebtedness either received by Borrower or on its behalf after receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be."

        3. Consent. In accordance with the request by Borrower, subject to the terms and conditions contained herein, Lender hereby consents to the sale by Borrower of the Pipe Mill Equipment in accordance with the terms of the Purchase Agreement as in effect on the date

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hereof, and Lender hereby releases in favor of Borrower, as of the date hereof all liens and security interests, to the extent held by Lender, in and to the Pipe Mill Equipment, subject to the satisfaction of each of the conditions set forth in Section 6 herein as determined by Lender. The amount received from the sale of the Pipe Mill Equipment shall not be considered in the application of the limitation on the amount of worn-out or obsolete Equipment which may be sold by Borrower pursuant to Section 9.7(b)(ii) of the Loan Agreement.

        4. Availability Reserve. In connection with the consent provided for herein, Lender shall, upon the consummation of the sale of Pipe Mill Equipment contemplated by the Purchase Agreement, establish an Availability Reserve equal to $1,500,000 in accordance with Section 1.4 of the Loan Agreement to reduce the amount of Supplemental Revolving Loans otherwise available to Borrower.

        5. Representations, Warranties and Covenants. Borrower represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Loans or Letter of Credit Accommodations by Lender to Borrower:

        5.1. This Amendment has been duly authorized, executed and delivered by Borrower and is in full force and effect, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms.

        5.2. All of the representations and warranties set forth in the Financing Agreements, as amended hereby, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such specified date.

        5.3. The failure of Borrower to comply with the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed or delivered by Borrower or any other person with, to or in favor of Lender shall constitute an Event of Default under the Financing Agreements; provided, that, notwithstanding anything to the contrary contained in Section 10.1(n) of the Loan Agreement, any default by Borrower under its arrangements with AFCO shall only constitute an Event of Default if such default by Borrower under its arrangements with AFCO continues for more than ten (10) days.

        5.4. On or about the date of this Amendment, Borrower has sold to Purchaser all of the Pipe Mill Equipment pursuant to the Purchase Agreement as in effect on the date hereof.


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        5.5. After giving effect to the provisions herein, no Event of Default or act, condition or event, which with notice or passage of time or both, would constitute an Event of Default exists or has occurred.

        5.6. On or before the date hereof, Borrower has delivered, or caused to be delivered to Lender, a true, correct and complete copy of the Purchase Agreement as executed by the parties thereto, together with all schedules and exhibits thereto.

        5.7. The security interests in and liens of Lender upon all assets and properties of Borrower, other than the Pipe Mill Equipment, are and shall continue to be in full force and effect, including but not limited to, all amounts at any time payable to Borrower or any of its affiliates, and all rights, benefits and remedies of Borrower, pursuant to the Purchase Agreement.

        5.8. Borrower shall cause all amounts at any time payable to Borrower or any of its affiliates pursuant to the Purchase Agreement or any related agreements to be paid by Purchaser directly to Lender for application to the Obligations.

        5.9. In the event Borrower or any of its affiliates receives any amounts at any time payable to Borrower or its affiliates pursuant to the Purchase Agreements or any related agreements, documents and instruments, such amounts shall be collected by Borrower or its affiliates as the property of Lender and held by it or them in trust for Lender and shall on the day received be remitted to Lender in the form received, with any necessary assignments or endorsements for application to the Obligations of Borrower to Lender in such order and manner as Lender may determine.

        6. Conditions Precedent.

        6.1. The effectiveness of the terms and conditions of this Amendment shall only be effective upon the satisfaction of each of the following conditions precedent:

        6.2. the receipt by Lender in cash or other immediately available funds, of all of the proceeds of the sale of the Pipe Mill Equipment by Borrower to Purchaser pursuant to the Purchase Agreement for application by Lender to the Obligations of Borrower in such order and manner as Lender may determine;

        6.3. the receipt by Lender of a true, correct and complete copy of the Purchase Agreement, together with all exhibits and schedules thereto.

        6.4. the receipt by Lender of a certified copy of the signed Order as duly entered by the Bankruptcy Court for the District of Utah in the Chapter 11 case approving the insurance premium financing as set forth herein;


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        6.5. the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower.

        7. General.

        7.1. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. Any acknowledgment or consent contained herein shall not be considered to constitute an acknowledgment or consent to any other or further action by Borrower or to entitle Borrower to any other consent. To the extent of conflict between the terms of this Amendment and the Financing Agreements, the terms of this Amendment shall control.

        7.2. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

        7.3. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

        7.4. Binding Effect. This Amendment is binding upon and shall inure to the benefit of Lender, Borrower and their respective successors and assigns.




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         7.5. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument.

                                       Very truly yours,

                                       CONGRESS FINANCIAL CORPORATION

                                        By:      \s\ Thomas McGregor
                                           -----------------------------------
                                        Title:        Vice President
                                              --------------------------------


ACKNOWLEDGED AND AGREED TO:

GENEVA STEEL COMPANY, Debtor and
 Debtor-in-Possession

By:      \s\ Ken C. Johnsen
   --------------------------------------
Title:       Executive Vice President
      -----------------------------------


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